UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2009

SECURUS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124962	20-0673095
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14651 Dallas Parkway, Suite 600, Dallas, Texas	75254-8815

(Address of principal executive offices):	(Zip Code)

(Registrant's telephone number, including area code): (972) 277-0300

(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrants’ Certifying Accountant
(a)	Previous principal accountant to audit financial statements.

On April 9, 2009, Securus Technologies, Inc. (the “Company”) dismissed KPMG LLP (“KPMG”) as its principal accountant. The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: KPMG’s report on the consolidated financial statements of the Company as of December 31, 2008 and 2007, and for the three years ending December 31, 2008, did contain a separate paragraph stating that “As discussed in Note 7 to the consolidated financial statements, the Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes, on January 1, 2007.” The audit committee of the board of directors of the Company approved the change in principal accountant.

During the two fiscal years ended December 31, 2008 and the subsequent interim period through April 9, 2009, there have been no disagreements between KPMG and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused them to make a reference to the subject matter of any such disagreement in their report. No reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the Company’s two most recent fiscal years ended December 31, 2008 and the subsequent interim period through April 9, 2009.

(b)	New principal accountant to audit financial statements.

On April 15, 2009, the Company engaged McGladrey & Pullen, LLP (“McGladrey”) as its principal accountant to audit the Company’s financial statements. During the two most recent fiscal years ended December 31, 2008 and the subsequent interim periods through April 15, 2009, the Company has not consulted with McGladrey regarding any of the following: (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that McGladrey concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

(c)	KPMG letter.

The Company delivered a copy of this Report on Form 8-K/A to KPMG and requested that KPMG provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.

Item 5.02.  Departure of Directors or Principal Officers

On April 15, 2009, Carlyn Taylor resigned as a director of the Company.

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibit:   16.1      Letter of KPMG

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 28, 2009	SECURUS TECHNOLOGIES, INC.
(Registrant)

/s/ RICHARD A. SMITH
Richard A. Smith
Chairman of the Board, President and Chief Executive Officer

April 28, 2009	/s/ WILLIAM D. MARKERT
William D. Markert
Chief Financial Officer